The OFFIT Investment Fund, Inc.

                        Supplement dated October 17, 2001
                     To the Prospectus dated April 30, 2001

1. On page 70, under "Management of the Fund; Investment Adviser" remove the first paragraph and replace it with the following:

      "The OFFIT Investment Fund, Inc. (the "Company") receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages each Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $11 billion in assets and serves as investment adviser to twenty registered investment company portfolios. J. William Charlton, Joseph L. Mirsky, and Thomas Dizwil serve as the portfolio managers for the High Yield Fund. Mr. Charlton is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1990. Mr. Mirsky is a High Yield Trader at OFFITBANK and has been associated with OFFITBANK since 1990. Mr. Dizwil is a director of high yield research at OFFITBANK and has been associated with OFFITBANK since 1995. Scott D. McKee and Richard C. Madigan serve as portfolio managers of the Emerging Markets Bond Fund. Mr. McKee has been associated with OFFITBANK since February 2000. From 1994 to 2000, Mr. McKee established and led JP Morgan's emerging markets corporate research team. Mr. Madigan co-heads OFFITBANK's emerging markets investment team and has been associated with OFFITBANK since 1998. From 1996 to 1998, Mr. Madigan was Vice President and Principal of the Emerging Markets Fixed Income Institutional Sales group at JP Morgan Securities, Inc. and from 1994 to 1996, Mr. Madigan was Vice President and Principal of the Cross Border Finance Group at Citicorp Securities, Inc. Gilman C. Gunn III, Dan Savyckyj, and Scott D. McKee serve as the portfolio managers for the Latin American Equity Fund. Mr. Gunn has been associated with OFFITBANK since 2001. Since 1991 Mr. Gunn has been the managing director and senior portfolio manager of the International Department at Evergreen Investment Management Company LLC., which is a subsidiary of the Wachovia Corporation, OFFITBANK's corporate parent. As head of the Evergreen International Department, Mr. Gunn is currently responsible for several mutual funds that are advised by Evergreen Investment Management Company LLC. Mr. Savyckyj has been associated with OFFITBANK since 2001. Since 2000 Mr. Savyckyj has served as a director and analyst for the Evergreen Emerging Markets Growth Fund and portfolio manager for the Evergreen Latin America Fund both of which are advised by Evergreen Investment Management Company LLC. From 1997-2000 Mr. Savyckyj was an analyst at Baring Asset Management for their Latin American funds and prior to 1997, Mr. Savyckyj was a graduate student at Georgetown University. Stephen Blitz and Isaac Frankel serve as the portfolio managers of the U.S. Government Securities, Mortgage Securities and Total Return Funds. Mr. Blitz is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1989. Mr. Frankel has been associated with

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OFFITBANK since 1999. From 1994 to 1999, Mr. Frankel was Executive Vice
President at Andrew M. Carter & Company, where he developed and implemented a fixed income relative value strategy for endowment and corporate pension accounts. Carolyn N. Dolan and Michael Pietronico serve as the portfolio managers for the New York Municipal Fund. Ms. Dolan has been associated with OFFITBANK since 1983, with responsibilities for OFFITBANK's tax sensitive and cross market portfolios. Mr. Pietronico has been associated with OFFITBANK since 1992 and specializes in municipal securities. John H. Haldeman, Jr. and Michael Pietronico serve as the portfolio managers of the National Municipal and California Municipal Funds. Mr. Haldeman is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1988, with responsibilities in fixed income portfolio management, specializing in municipal securities."

This Supplement should accompany every prospectus of the Fund. If you would like any additional information, please call the Fund at (800) 618-9510.